                                                                     EXHIBIT 2.3

                          PLAN AND AGREEMENT OF MERGER
                          WITH RESPECT TO THE MERGER OF
                         STRATEGIC TIMBER TRUST II, LLC,
                  STRATEGIC TIMBER TWO OPERATING CO., LLC, AND
                 STRATEGIC TIMBER PARTNERS II, LP, WITH AND INTO
                          STRATEGIC TIMBER PARTNERS, LP

         THIS IS A PLAN AND AGREEMENT OF MERGER (this "Plan and Agreement of Merger") by and among Strategic Timber Trust, Inc., a Georgia corporation ("STT"), Strategic Timber Trust II, LLC, a Georgia limited liability company ("STT2"), Strategic Timber Operating Co., a Delaware corporation ("STOC"), Strategic Timber Two Operating Co., LLC, a Georgia limited liability company ("STOC2"), Strategic Timber Partners, LP, a Delaware limited partnership ("STP"), Strategic Timber Partners II, LP, a Georgia limited partnership ("STP2"), the general and limited partners of each of STP (the "STP Partners") and STP2 (the "STP2 Partners"), and the sole manager and members of STT2 (the "STT2 Members"). Each of STT2, STOC2 and STP2 is hereinafter sometimes referred to individually as a "Merging Entity" and collectively as the "Merging Entities." STP is hereinafter sometimes referred to as the "Surviving Entity." The Merging Entities, the Surviving Entity, STT and STOC are referred to herein collectively as the "Constituent Entities."

                              BACKGROUND STATEMENT

         This Plan and Agreement of Merger is being entered into in contemplation of STT's initial underwritten offering of its common stock (the "STT Stock") to the public pursuant to a registration statement to be filed with the United States Securities and Exchange Commission (the "IPO"), and will amend in its entirety and supersede the Plan and Agreement of Merger previously approved by the parties hereto and included as Exhibit H to the First Amended and Restated Agreement of Limited Partnership of STP2, dated as of October 9, 1998 (the "STP2 LP Agreement") insofar as such prior Plan and Agreement of Merger relates to the contemplated IPO. The parties hereto, by executing this Plan and Agreement of Merger, intend that it shall amend the STP2 LP Agreement and the First Amended and Restated Agreement of Limited Partnership of STP, dated as of April 23, 1998 and amended as of October 9, 1998 (the "STP LP Agreement") to the extent inconsistent therewith or otherwise necessary to give full effect to the terms of this Plan and Agreement of Merger.

                             STATEMENT OF AGREEMENT

         In consideration of the mutual promises and the terms and conditions set forth below and in the STP LP Agreement and the STP2 LP Agreement, and other good and valuable consideration (the mutuality, adequacy and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows with respect to the merger of STT2, STOC2 and STP2 with and into STP (the "Merger") and the other matters set forth herein:

         1. Background; Approvals. The Merger is to be effected pursuant to the Georgia Limited Liability Company Act (the "GLLCA"), the Delaware Revised Uniform Limited Partnership Act (the "DRULPA") and the Georgia Revised Uniform Limited Partnership Act (the "GRULPA"). The board of directors of STT and STOC, the management committee and sole member of STOC2, and, by executing this Plan and Agreement of Merger, the general partner and limited partners of STP and STP2 and the manager and the STT2 Members, have adopted this Plan and Agreement of Merger in accordance with applicable law and their constituent documents. As contemplated by the STP2 LP Agreement, the Merger is to be consummated shortly before the consummation of the IPO. Prior to the consummation of the Merger, the outstanding shares of STT Stock are to be split through a stock dividend or otherwise. Schedule 1 hereto sets forth a list of (a) the STT2 Members and their respective membership interests in STT2, (b) the limited partners of STP2 and their respective partnership interests in STP2, (c) the limited partners of STP and their respective partnership interests in STP, and (d) the shareholders of STT and the number of shares of STT Stock that each of them now holds. Such
Schedule 1 also reflects the number of shares and units contemplated to be held by the respective parties hereto, giving effect to the split of the STT Stock and the Merger (subject to the potential adjustments set forth in subsection 5(i) as of the IPO.

         2. The Merger and Surviving Entity. In accordance with the terms of this Plan and Agreement of Merger: (a) the Constituent Entities shall make appropriate filings with the Secretary of State of the States of Delaware and Georgia, and (b) at the Merger Effective Time (as hereinafter defined), the Merging Entities shall be merged with and into the Surviving Entity as provided herein.

         3. Merger Effective Time. The Merger shall be effective upon the filing of articles or a certificate of merger with the Secretary of State of the States of Delaware and Georgia, or such other time as the Constituent Entities to such Merger may agree, as reflected in the articles or certificate of merger as filed (the "Merger Effective Time"). In connection with the consummation of the IPO, the Constituent Entities shall cause the Merger Effective Time to be, to the extent reasonably practicable, contemporaneous with the consummation of the IPO. If the IPO does not occur prior to June 30, 1999, then, thereafter, STT, in its discretion, may either (i) abandon the IPO or (ii) if it intends to complete the IPO, provide written notice (the "Completion Notice") to each of the parties hereto, which Completion Notice must be received on or before the fifteenth (15th) day prior to the Merger Effective Time, that it intends to complete the IPO. Upon receipt of a Completion Notice, either or both of the holders of at least seventy-five percent (75%) of the Class B and Class C Partnership Units of STP2, or the holders of at least seventy-five percent (75%) of the Class B and Class C Partnership Units of STP, in their respective individual discretion, may singly terminate the Plan and Agreement of Merger by providing written notice of such termination to and for receipt by all other parties within ten (10) days of the date on which all holders providing the notice of termination received the Completion Notice. In any event, if the IPO has not been consummated on or before December 31, 1999, this Plan and Agreement of Merger shall terminate as of 12:01 a.m. on January 1, 2000 and shall then be of no further force and effect; provided, however, that if the IPO is abandoned in advance of such date by STT, this Plan and Agreement of Merger shall terminate as of such abandonment and shall then be of no further force and effect.

         4. Effect of Mergers. At the Merger Effective Time: (a) STT2, STOC2 and STP2 will merge with and into STP; (b) the separate existence of the Merging Entities will cease; (c) the ownership interests of the Merging Entities and of the Surviving Entity will be converted as provided in this Plan and Agreement of Merger; and (d) the Merger will otherwise have the effect provided under the applicable laws of the States of Delaware and Georgia.

         5. Consideration for Merger; Surviving Entity Partnership Certificate; Etc. At the Merger Effective Time:

                  (a) Subject to subsection 5(i) below, as to each member of STT2, the outstanding membership interests held by such member shall, in the aggregate, be converted into the number of partnership units (or successor class of units) of STP, the Surviving Entity, which partnership units shall reflect the rights of the single class of limited partners of the Surviving Entity (the "Surviving Partnership Units"), shown next to such member's name on Schedule 1 hereto.

                  (b) The membership interests of STOC2 will be converted into the right to receive an aggregate of $100.00 in cash.

                  (c) Each Class A Partnership Unit of STP2 will be canceled and no consideration shall be paid in exchange therefor.

                  (d) Subject to subsection 5(i) below, as to each Class B Limited Partner of STP2, the outstanding Class B Partnership Units of STP2 held by such Class B Limited Partner shall, in the aggregate, be converted into the number of Surviving Partnership Units and the amount of cash shown next to such Class B Limited Partner's name on Schedule 1 hereto.

                  (e) Subject to subsection 5(i) below, as to the Class C Limited Partner of STP2, the outstanding Class C Partnership Units of STP2 held by the Class C Limited Partner shall, in the aggregate, be converted into the number of Surviving Partnership Units and the amount of cash shown next to the Class C Limited Partner's name on Schedule 1 hereto.

                  (f) As to the Class A General Partner and Class A Limited Partner of STP, the outstanding Class A Partnership Units of STP held by such Class A General Partner and Class A Limited Partner shall, in the aggregate, be converted into the number of Surviving Partnership Units shown next to the name of the Class A General Partner and the Class A Limited Partner on Schedule 1 hereto.

                  (g) Subject to subsection 5(i) below, as to the Class B Limited Partner of STP, the outstanding Class B Partnership Units of STP held by the Class B Limited Partner shall, in the aggregate, be converted into the number of Surviving Partnership Units shown next to the Class B Limited Partner's name on Schedule 1 hereto.

                  (h) Subject to subsection 5(i) below, as to the Class C Limited Partner of STP, the outstanding Class C Partnership Units of STP held by the Class C Limited Partner shall, in the aggregate, be converted into the number of Surviving Partnership Units and the amount of cash shown next to the Class C Limited Partner's name on Schedule 1 hereto.

                  (i) If in the IPO the initial price to the public per share of STT Stock (the "IPO Price") is less than $19, then, subject to Section 8 below:

                           (i) The number of Surviving Partnership Units to be issued to all of the STT2 Members pursuant to subsection (a) above and to the Class B Limited Partner of STP pursuant to subsection (g) above shall, in the aggregate, be reduced by an amount (the "Adjustment Amount") equal to the quotient obtained by dividing

                                    1)       the product obtained by multiplying
                  [x] the difference between the IPO Price and $19 by [y] the total number of Surviving Partnership Units which, but for the application of this subsection 5(i), would be issued pursuant to subsections 5(d), (e) and (h) above, by

                                    2)      the IPO Price,

                  and rounding the quotient so obtained to the nearest whole number of Surviving Partnership Units.

         The number of Surviving Partnership Units to be issued to each of the STT2 Members and the Class B Limited Partner of STP shall be reduced by such person's pro rata portion of the Adjustment Amount, calculated based on the number of Surviving Partnership Units which, but for the application of this subsection 5(i), would be issued to such person pursuant to subsection 5(a) or (g), as the case may be, over the total number of Surviving Partnership Units which, but for the application of this subsection 5(i), would be issued to all of such persons pursuant to subsections 5(a) and (g). The allocation of a pro rata portion of the Adjustment Amount to each such person shall be rounded to the nearest tenth of a Surviving Partnership Unit.

                           (ii) The number of Surviving Partnership Units to be issued to the Class C Partner of STP and to all Class B and Class C Partners of STP2 pursuant to subsections 5(d), (e) and (h) above shall in the aggregate be increased by the Adjustment Amount. The number of Surviving Partnership Units to be issued to each such person shall be increased by such person's pro rata portion of the Adjustment Amount, calculated based on the number of Surviving Partnership Units which, but for the application of this subsection 5(i), would be issued to such person pursuant to subsection 5(d), (e) or (h), as the case may be, over the total number of Surviving Partnership Units which, but for the application of this subsection 5(i), would be issued to all of such persons pursuant to subsections 5(d), (e) and (h) above. The allocation of a pro rata portion of the Adjustment Amount to each such person shall be rounded to the nearest tenth of a Surviving Partnership Unit.

         As an illustration of the foregoing, if the IPO Price of STT Stock is $18, and STT in its discretion determines to proceed with the IPO, and the total number of Surviving Partnership Units to be issued to the Class C Partner of STP and to all Class B and Class C Partners of STP2 is (for purposes of this illustration only) 3,800,000, then the Adjustment Amount would be computed as follows: (i) $19 minus $18 equals $1 difference, multiplied by 3,800,000 equals 3,800,000 adjustment value, divided by (ii) $18 IPO Price, results in an Adjustment Amount of 211,111.11, which would be rounded to 211,111. The aggregate number of Surviving Partnership Units to be issued to all of the STT2 members and the Class B Limited Partner of STP would be proportionately reduced by this amount, while the aggregate number to be issued to the Class C Limited Partner of STP and the Class B and Class C Limited Partners of STP2 would be proportionately increased by the same amount.

                  (j) The certificate of limited partnership of STP, as in effect immediately prior to the Merger Effective Time, shall continue to be the STP's certificate of limited partnership at and after the Merger Effective Time until amended in accordance with applicable law.

                  (k) The limited partnership agreement of STP, as in effect immediately prior to the Merger Effective Time, shall continue to be STP's limited partnership agreement at and after the Merger Effective Time until amended in accordance with the DRULPA.

                  (l) STOC shall continue to be STP's general partner at and after the Merger Effective Time until changed in accordance with STP's limited partnership agreement.

         6. Merging Entity Interests. As of the Merger Effective Time, each certificate or other evidence of ownership of an interest (whether common stock, membership interest or partnership interest) in any Merging Entity shall be deemed to represent only the consideration into which such interest has been converted pursuant to this Plan and Agreement of Merger, and may be surrendered for such consideration immediately following the Merger Effective Time in accordance with such procedures as established by the Surviving Entity, in its reasonable discretion. No interest shall be accrued or paid on any portion of the consideration paid or payable pursuant to this Plan and Agreement of Merger.

         7. Lock-up and Registration Rights Agreement. Prior to the Merger Effective Time, STT and STP will enter into a Lock-up and Registration Rights Agreement with the parties to this Plan and Agreement of Merger who are to receive Surviving Partnership Units, which agreement will be in substantially the form set forth on Schedule 2 hereto, with such further changes as the parties may agree, consistent with the customary terms of similar Lock-up and Registration Rights Agreements executed in connection with public offerings of shares of real estate investment trusts.

         8. HSR Filing; Other Consents; Election of STT to Proceed Under Certain Circumstances. Consummation of the Merger shall be conditioned upon compliance with the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, if applicable, and to the obtaining of any other material consents or approvals of any governmental authority or third party that are required in connection with the consummation of the Merger. In addition, consummation of the Merger shall be conditioned upon the determination by STT that, based on its judgment, the closing of the IPO is imminent. Nothing contained herein obligates STT to consummate the IPO, and STT may in its discretion decide not to do so for any reason whatsover, including, without limitation, dissatisfaction as to the IPO Price.

         9. Amendment. This Plan and Agreement of Merger may be amended at any time prior to the Merger Effective time by the Constituent Entities without the prior authorization of their respective boards of directors, management committees, stockholders, members or limited partners, provided that any amendment will be subject to any applicable restrictions imposed by the DRULPA, the GLLCA, the GRULPA, applicable securities laws or their respective constituent documents requiring further organizational approval. No amendment of any provision of this Agreement and Plan of Merger shall be valid unless the same shall be in writing and signed by all of the Constituent Entities.

         10. Further Assurances. Upon the execution of this Plan and Agreement of Merger and thereafter, each of the parties hereto agrees to do such things as may be reasonably requested by any other party in order to more effectively consummate or document the transactions contemplated by this Plan and Agreement of Merger. If at any time the Surviving Entity shall consider or be advised that any further assignments or assurances or any things are necessary or desirable to vest in the Surviving Entity, in accordance with the terms of this Plan and Agreement of Merger, the title of any property or rights of any Merging Entity, then the last acting general partner or officer of such Merging Entity or the corresponding general partner or officer of the Surviving Entity shall execute and make all such proper assignments and assurances and do all things necessary or proper to vest title in such property or rights in the Surviving Entity, or otherwise to carry out the purposes of this Plan and Agreement of Merger or the Merger.

         11. Number; Gender; Captions; Certain Definitions. Whenever the context so requires, the singular number includes the plural, the plural includes the singular, and the gender of any pronoun includes the other genders. Titles and captions of or in this Plan and Agreement of Merger are inserted only as a matter of convenience and for reference and in no way affect the scope of this Plan and Agreement of Merger or the intent of its provisions. The parties agree: (a) that "applicable law" means all provisions of any constitution, statute, law, rule, regulation, decision, order, decree, judgment, release, license, permit, stipulation or other official pronouncement enacted, promulgated or issued by any governmental authority or arbitrator or arbitration panel; (b) that "governmental authority" means any legislative, executive, judicial, quasi-judicial or other public authority, agency, department, bureau, division, unit, court or other public body, person or entity; and (c) that "including" and other words or phrases of inclusion, if any, shall not be construed as terms of limitation, so that references to "included" matters shall be regarded as non-exclusive, non-characterizing illustrations.

         12. Copies; Counterparts; Facsimile Signatures. This Plan and Agreement of Merger may be executed in two or more copies, each of which shall be deemed an original, and it shall not be necessary in making proof of this Plan and Agreement of Merger or its terms to produce or account for more than one of such copies. This Plan and Agreement of Merger may be executed in counterparts, in which event each counterpart shall reflect the signatures of all the parties hereto. Execution of this Plan and Agreement of Merger may be by facsimile signature, which shall have the same force and effect as an original signature.

         13. Controlling Agreement. To the extent the provisions of this Plan and Agreement of Merger are inconsistent with the provisions of the STP LP Agreement or the STP2 LP Agreement, the provisions of this Agreement shall control, and shall be deemed to amend such inconsistent provisions.

                         [signatures on following pages]

         DULY EXECUTED and delivered by each of the Constituent Entities, the STP Partners, the STP2 Partners and the STT2 Members, as of January 25, 1999.

THE CONSTITUENT ENTITIES:          STRATEGIC TIMBER TRUST, INC.
------------------------

                                   By:        /s/ Joseph E. Rendini
                                      ------------------------------------------
                                   Name:          Joseph E. Rendini
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   STRATEGIC TIMBER TRUST II, LLC


                                   By:        /s/ Joseph E. Rendini
                                      ------------------------------------------
                                   Name:          Joseph E. Rendini
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   STRATEGIC TIMBER OPERATING CO.


                                   By:        /s/ Joseph E. Rendini
                                      ------------------------------------------
                                   Name:          Joseph E. Rendini
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   STRATEGIC TIMBER TWO OPERATING
                                    CO., LLC


                                   By:        /s/ Joseph E. Rendini
                                      ------------------------------------------
                                   Name:          Joseph E. Rendini
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   STRATEGIC TIMBER PARTNERS, LP

                                   By:    Strategic Timber Operating Co.,
                                          its General Partner


                                   By:      /s/ Joseph E. Rendini
                                      ------------------------------------------
                                   Name:        Joseph E. Rendini
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   STRATEGIC TIMBER PARTNERS II, LP

                                   By:    Strategic Timber Two Operating Co.,
                                          LLC, its General Partner


                                   By:      /s/ Joseph E. Rendini
                                      ------------------------------------------
                                   Name:        Joseph E. Rendini
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

THE STP PARTNERS:

General Partner:                   STRATEGIC TIMBER OPERATING CO.
---------------


                                   By:        /s/ Joseph E. Rendini
                                      ------------------------------------------
                                   Name:          Joseph E. Rendini
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


Limited Partners:                  STRATEGIC TIMBER TRUST, INC.


                                   By:        /s/ Joseph E. Rendini
                                      ------------------------------------------
                                   Name:          Joseph E. Rendini
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   LOUISIANA TIMBER PARTNERS, LLC


                                   By:        /s/ Larry J. Woodard
                                      ------------------------------------------
                                   Name:          Larry J. Woodard
                                        ----------------------------------------
                                   Title:     Manager
                                         ---------------------------------------

THE STP2 PARTNERS:

General Partner:                   STRATEGIC TIMBER TWO OPERATING CO., LLC
---------------



                                   By:        /s/ Joseph E. Rendini
                                      ------------------------------------------
                                   Name:          Joseph E. Rendini
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


Limited Partners:                  STRATEGIC TIMBER TWO OPERATING CO., LLC


                                   By:        /s/ Joseph E. Rendini
                                      ------------------------------------------
                                   Name:          Joseph E. Rendini
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------



                                   /s/ Gregory M. Demers
                                   ---------------------------------------------
                                   Gregory M. Demers


                                   OLD PIONEER, LLC


                                   By:     /s/ Gregory M. Demers
                                      ------------------------------------------
                                   Name:       Gregory M. Demers
                                        ----------------------------------------
                                   Title:      President
                                         ---------------------------------------


                                   /s/ T. Yates Exley
                                   ---------------------------------------------
                                   T. Yates Exley


                                   KING INVESTMENT GROUP, INC.


                                   By:         /s/ Ed King
                                      ------------------------------------------
                                   Name:            Ed King
                                        ----------------------------------------
                                   Title:           President
                                         ---------------------------------------

                                   /s/ Darrick Salyers
                                   ---------------------------------------------
                                   Darrick Salyers


                                   /s/ James A. Youel
                                   ---------------------------------------------
                                   James A. Youel


                                   MACH ONE PARTNERS, LLC


                                   By:    /s/ H. A. Pielenz
                                      ------------------------------------------
                                   Name:      H. A. Pielenz
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


THE STT2 SOLE MANAGER AND
MEMBERS:

Sole Manager:                      /s/ Thomas P. Broom
                                   ---------------------------------------------
                                   Thomas P. Broom, Manager

Members:                           /s/ C. Edward Broom
                                   ---------------------------------------------
                                   C. Edward Broom

                                   /s/ Christopher J. Broom
                                   ---------------------------------------------
                                   Christopher J. Broom

                                   /s/ Thomas P. Broom
                                   ---------------------------------------------
                                   Thomas P. Broom

                                   /s/ Nicholas C. Brunet
                                   ---------------------------------------------
                                   Nicholas C. Brunet

                                   /s/ Vladimir Harris
                                   ---------------------------------------------
                                   Vladimir Harris

                                   /s/ Joseph E. Rendini
                                   ---------------------------------------------
                                   Joseph E. Rendini

                                   SUTHERLAND, ASBILL & BRENNAN LLP

                                   By:  /s/ William H. Bradley
                                        ----------------------------------------
                                        William H. Bradley, Partner

                   Schedule 1 to Plan and Agreement of Merger


Part A

   STOCKHOLDERS OF STT AND NUMBER OF SHARES OF STT STOCK TO BE HELD FOLLOWING STOCK SPLIT

         Name of Shareholder                                     Number of Shares Now              Number of Shares to be
         -------------------                                     --------------------              ----------------------
                                                                         Held                         Held After Split
                                                                         ----                         ----------------

              E. Broom                                                  4,590                             167,942

              T. Broom                                                  4,590                             167,942

              C. Broom                                                  4,590                             167,942

               Harris                                                   1,020                              37,321

              Rendini                                                   1,020                              37,321

              Godfrey                                                     255                               9,330

               Brunet                                                   1,020                              37,321

     Partners of SAB as a group                                         1,275                              46,651

Part B

 MEMBERS AND PARTNERS OF STT2, STP2 AND STP AND, SUBJECT TO SUBSECTION 5(I), MERGER CONSIDERATION TO EACH

Name of Member or                  Type of Interest            Interest Pre-                 Merger                      Merger
-----------------                  ----------------            -------------                 ------                      ------
     Partner                             Held                     Merger               Consideration: No.            Consideration:
     -------                             ----                     ------               ------------------            --------------
                                                                                          of Surviving                    Cash
                                                                                          ------------                    ----
                                                                                       Partnership Units
                                                                                       -----------------

    E. Broom                          STT2 Member                712.4576                   240,387                        0
    T. Broom                          STT2 Member                712.4576                   240,387                        0
    C. Broom                          STT2 Member                712.4576                   240,387                        0
     Harris                           STT2 Member                158.3239                    53,419                        0

    Rendini                           STT2 Member                158.3239                    53,419                        0
    Brunet                            STT2 Member                158.3239                    53,419                        0
      SAB                             STT2 Member                197.9049                    51,617                        0
    Demers                            Class B STP2                    726                   266,685              $ 2,956,191
    Salyers                           Class B STP2                    573                   210,495              $ 2,333,335
     Exley                            Class B STP2                    296                   108,516              $ 1,202,750
     Youel                            Class B STP2                    118                    43,398              $   481,100
  Old Pioneer                         Class B STP2                  3,795                 1,393,648              $15,448,289
King Investment                       Class B STP2                    401                   147,344              $ 1,633,335
    Mach One                          Class C STP2                    909                   100,110              $10,000,000
      STOC                            Class A STP                     255                   222,380                        0
                                   (General Partner)
      STT                             Class A STP                  20,245                   449,390                        0
                                   (Limited Partner)
Louisiana Timber                      Class B STP                     500                   160,224                        0
Louisiana Timber                      Class C STP                   4,500                 1,602,750               $12,945,00




                                    * * * * *

                   Schedule 2 to Plan and Agreement of Merger


                Form of Lock-up and Registration Rights Agreement
                                 (see attached)

             [FORM OF STT LOCK-UP AND REGISTRATION RIGHTS AGREEMENT]



                          STRATEGIC TIMBER TRUST, INC.
                    LOCK-UP AND REGISTRATION RIGHTS AGREEMENT

         This Lock-up and Registration Rights Agreement (this "Agreement") is entered into as of _______________ __, 1999 by and among Strategic Timber Trust, Inc., a Georgia corporation (the "Company"), Strategic Timber Partners, LP, a Delaware limited partnership (the "Partnership") , and the parties identified as "Holders" on the signature pages hereto (each a "Holder" and collectively, the "Holders").

         WHEREAS, the Holder may receive shares of common stock of the Company, $.01 par value ("Common Shares"), and has received or will receive units of limited partnership interest ("Units") in the Partnership, in each case issued or to be issued without registration under the Securities Act of 1933, as amended (the "Securities Act") in connection with the consummation of an initial public offering of the Common Shares (the "IPO");

         WHEREAS, the agreements of the parties contained herein are in contemplation of the IPO, and are conditioned upon the consummation of the IPO;

         NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         14.      Certain Definitions.

         As used in this Agreement, in addition to the other terms defined herein, the following capitalized defined terms shall have the following meanings:

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "Person" means an individual, partnership, corporation, limited liability company, trust, or unincorporated organization, or a government or agency or political subdivision thereof.

                  "Registrable Shares" means the Shares of the Holder, excluding
         (i) Shares for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been issued or disposed of under such Registration Statement, (ii) Shares sold pursuant to Rule 144 or Rule 144A, or (iii) Shares eligible for sale pursuant to Rule 144(k) (or any successor provision).

                  "Registration Expenses" means any and all expenses incident to performance of or compliance with this Agreement, including, without limitation: (i) all SEC, stock exchange or NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD; (iii) all expenses of any Person in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Shares on any securities exchange or exchanges on which the Common Shares are listed; and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audit or "cold comfort" letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions relating to the sale or disposition of Registrable Shares by the Holder, the fees and disbursements of counsel representing the Holder in connection therewith as provided in Section 5, and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by the Holder, all of which shall be borne by the Holder in all cases.

                  "Registration Statement" means any registration statement of the Company which covers the issuance or resale of any of the Registrable Shares on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

                  "Rule 144" means Rule 144 (or any successor provision) under the Securities Act.

                  "Rule 144A" means Rule 144A (or any successor provision) under the Securities Act.

                  "SEC" means the Securities and Exchange Commission.

                  "Shares" means any Common Shares issued or to be issuable to the Holder upon redemption or in exchange for Units held by the Holder.

         15.      Lock-up Agreement. [To Be Modeled After SSB Lock-up Letter
                                            Agreement]
         16.      Registration.

                  (a) Registration Statement Covering Issuance of Common Shares. If permitted by applicable law and the rules and policies of the SEC, the Company shall cause to be filed on the first business day after one year following consummation of the IPO, or as soon thereafter as practicable, a registration statement (the "Issuance Registration Statement") under Rule 415 under the Securities Act relating to the issuance to the Holders of Common Shares upon the redemption of Units or in exchange for Units. Thereupon, the Company shall use reasonable efforts to cause such Registration Statement to be declared effective by the SEC for all Common Shares covered thereby. The Company agrees to use reasonable efforts to keep the Issuance Registration Statement continuously effective, with respect to the Registrable Shares of the Holders, until the date on which the Holders have redeemed or exchanged all of their Units for Common Shares, but in no event later than six months after the effectiveness of such registration statement. In the event that the Company, despite its reasonable good faith efforts, is unable to cause such Issuance Registration Statement to be declared effective by the SEC within 90 days of the first anniversary of the IPO or (except as otherwise permitted by Sections 8(b) and 9) is unable to keep such Issuance Registration Statement effective until the date on which the Holders have redeemed or exchanged the all of their Units for Common Shares (but in no event later than six months after the effectiveness of such registration statement) then the rights of the Holders set forth in
Section 3(b) below shall apply.

                  (b) Demand Registration. Subject to the conditions set forth in this Agreement, if the Company is unable under applicable law and the rules and policies of the SEC to file an Issuance Registration Statement, at any time after one (1) year from the date of the IPO, the Company shall, at the written request of a Holder who is unable to sell its Registrable Shares pursuant to Rule 144(k) under the Securities Act, cause to be filed as soon as practicable after the date of such request by such Holder a Registration Statement under Rule 415 under the Securities Act relating to the sale by the Holder of all or any integral multiple of 100,000 shares of the Registrable Shares held by such Holder in accordance with the terms hereof, and shall use reasonable efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter; provided, however, that the Company shall not be required to effect more than two demand registrations pursuant to this Section 3(b). The Company may, in its sole discretion, elect to file a Registration Statement with respect to any or all of the Shares before receipt of notice from any Holder, and to combine sales by more than one Holder into any single Registration Statement. The Company agrees to use reasonable efforts to keep each Registration Statement continuously effective until the earlier of (i) six months thereafter, or (ii) the date on which such Holder no longer holds any Registrable Shares. Notwithstanding the foregoing provisions of this Section 3(b), during any period of time which the Company has a Registration Statement in effect under the provisions of Rule 415 of the Securities Act relating to the original issuance by the Company of shares of Common Stock in connection with the redemption of Holders' Units, such Holders will not have the right to request the registration of Registrable Shares under the provisions of this Section 3(b).

                  (c) Notification and Distribution of Materials. The Company shall notify each Holder of the effectiveness of any Registration Statement applicable to the Shares of such Holder and shall furnish to such Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Registration Statement and such other documents as the Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in the Registration Statement.

                  (d) Amendments and Supplements. The Company shall prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares until the earlier of (a) such time as all of the Registrable Shares have been issued in accordance with the intended method of issuance by the Company (in the case of a Registration Statement filed pursuant to Section 3(a) hereof) or disposed of in accordance with the intended methods of disposition by the Holder (in the case of a Registration Statement filed pursuant to Section 3(b) hereof) or (b) the date on which the Registration Statement ceases to be effective in accordance with the terms of this Section 3. Upon 20 business days' notice, the Company shall file any supplement or post-effective amendment to the Registration Statement with respect to the plan of distribution or a Holder's ownership interests in its Registrable Shares that is reasonably necessary to permit the sale of a Holder's Registrable Shares pursuant to the Registration Statement. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Shares registered under any Registration Statement to be then listed or quoted on the primary exchange or quotation system on which the Common Shares are then listed or quoted.

                  (e) Notice of Certain Events. The Company shall promptly notify the Holders of, and confirm in writing, the filing of the Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment. At any time when a Prospectus relating to the Registration Statement is required to be delivered under the Securities Act by a Holder to a transferee, the Company shall immediately notify such Holder of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, sold under the Prospectus, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will, if necessary, promptly amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.

         17. State Securities Laws. Subject to the conditions set forth in this Agreement, the Company shall, in connection with the filing of any Registration Statement hereunder, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or "Blue Sky" laws of such states as the Holders may reasonably request, and the Company shall use all reasonable efforts to cause such filings to become effective in a timely manner; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once effective, the Company shall use all reasonable efforts to keep such filings effective until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holders as set forth in the Registration Statement, (b) in the case of a particular state, the applicable Holder has notified the Company that it no longer requires an effective filing in such state in accordance with its original request for filing or (c) the date on which the Registration Statement ceases to be effective.

         18. Expenses. The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement, except that each Holder shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares sold by it and for any legal, accounting and other expenses incurred by it.

         19. Indemnification by the Company. The Company agrees to indemnify each Holder and its officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, that controls the Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with the Holder (each, an "Indemnitee"), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any Registration Statement or Prospectus, or upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee or any person who participates as an underwriter in the offering or sale of Registrable Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or in any such Prospectus in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company for use in connection with the Registration Statement or the Prospectus contained therein by such Indemnitee or (ii) the Holder's failure to send or give a copy of the final, amended or supplemented prospectus furnished to the Holder by the Company at or prior to the time such action is required by the Securities Act to the selling broker for delivery to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final amended or supplemented prospectus.

         20. Covenants of the Holders. Each Holder hereby agrees (a) to cooperate with the Company and to furnish to the Company all such information concerning its plan of distribution and ownership interests with respect to its Registrable Shares in connection with the preparation of a Registration Statement with respect to the Holder's Registrable Shares and any filings with any state securities commissions as the Company may reasonably request, (b) to deliver to the selling broker or to otherwise cause delivery of the Prospectus contained in such Registration Statement (other than an Issuance Registration Statement) to any purchaser of the shares covered by such Registration Statement from the Holder and (c) to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either such Registration Statement or the Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with written information regarding the Holder, its plan of distribution or its ownership interests, which was furnished to the Company by the Holder for use therein unless such statement or omission was corrected in writing to the Company not less than three business days prior to the date of the final prospectus (as supplemented or amended, as the case may be) or (ii) the failure by the Holder to deliver to the selling broker or to otherwise cause to be delivered the Prospectus contained in such Registration Statement (as amended or supplemented, if applicable) furnished by the Company to the Holder to any purchaser of the shares covered by such Registration Statement from the Holder through no fault of the Company.

         21.      Suspension of Registration Requirement; Restriction on Sales.

                  (a) The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement with respect to the Holder's Registrable Shares or the initiation of any proceedings for that purpose. The Company shall use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement at the earliest possible moment.

                  (b) Notwithstanding anything else to the contrary set forth in this Agreement, the Company's obligation under this Agreement to cause a Registration Statement and any filings with any state securities commission to become effective or to amend or supplement a Registration Statement shall be suspended in the event and during such period as unforeseen circumstances exist (including without limitation (i) an underwritten primary offering by the Company if the Company is advised in writing by the underwriters that the sale of Registrable Shares under the Registration Statement would impair the pricing or commercial practicality of the primary offering or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with SEC requirements) (such unforeseen circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or unadvisable to cause the Registration Statement or such filings to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing. The Company shall notify the Holders of the existence and, in the case of circumstances referred to in clause (i) of this Section 8(b), nature of any Suspension Event.

                  (c) Each Holder agrees if requested in writing by the Company in the case of a Company-initiated nonunderwritten offering or by the managing underwriter or underwriters in a Company-initiated underwritten offering, not to effect any public sale or distribution of any of the securities of the Company, including a sale pursuant to Rule 144 or Rule 144A, during the 15-day period prior to, and during the 60- day period beginning on, the date of effectiveness of the registration statement relating to such Company-initiated offering.

         22. Black-Out Period. Each Holder agrees that, following the effectiveness of any Registration Statement relating to the sale of Registrable Shares of the Holder, the Holder will not effect any sales of the Registrable Shares pursuant to the Registration Statement or any filings with any state securities commission at any time after the Holder has received notice from the Company to temporarily suspend sales as a result of the occurrence or existence of any Suspension Event so that the Company promptly may correct or update the Registration Statement or such filing. Each Holder may recommence effecting sales of the Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company promptly after the conclusion of any such Suspension Event.

         23. Additional Shares. The Company, at its option, may register, under any Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued Common Shares of the Company or any Common Shares of the Company owned by any other shareholder or shareholders of the Company.

         24. Contribution. If the indemnification provided for in Sections 6 and 7 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Indemnitee, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or in writing by the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying party to contribute under this Section 11 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 6 or 7 hereof had been available under the circumstances. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 11, no Holder shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of Shares exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

         25. No Other Obligation to Register. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to any Holder to register the Registrable Shares under the Securities Act.

         26. Amendments and Waivers. The provisions of this Agreement may not be amended, modified, or supplemented or waived without the prior written consent of the Company and the affected Holder.

         27. Notices. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given when and if delivered personally or sent by telecopier (with respect to notice by telecopier, on a business day between the hours of 8:00 a.m. and 5:00 p.m., Eastern time), five business days after being sent if mailed by registered or certified mail (return receipt requested), postage prepaid, or upon receipt if sent by courier or overnight delivery service to the respective parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 3(d) or Section 7, the Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

                  If to the Company or the Partnership:

                           Strategic Timber Trust, Inc.
                           5 North Pleasant Street
                           New London, New Hampshire  03257
                           Attention:  President
                           Telecopy: (603) 526-7800

                  with a copy to:

                           Sutherland Asbill & Brennan LLP
                           999 Peachtree Street, N.E.
                           Atlanta, Georgia 30309-3996
                           Attention:  William H. Bradley
                           Telecopy:  (404) 853-8806

                  If to a Holder:

                           As listed on the Holder Signature Pages hereto.

         28. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by any Holder and any attempted assignment hereof by a Holder will be void and of no effect and the Holder shall indemnify the Company and the Partnership against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), arising out of or based upon such attempted assignment.

         29. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         30. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia applicable to contracts made and to be performed wholly within said State.

         31. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         32. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warrants or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:                           STRATEGIC TIMBER TRUST, INC.

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

PARTNERSHIP:                       STRATEGIC TIMBER PARTNERS, LP

                                   By:  Strategic Timber Operating Co.
                                        Its General Partner


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

HOLDERS:
                                   ADDRESSES FOR NOTICES:


------------------------------
 (Name of Holder)
                                   ---------------------------------------------
By:
   ---------------------------     ---------------------------------------------
Name:
------------------------------     ---------------------------------------------
Title:                             Fax No.:
      ------------------------             -------------------------------------



------------------------------
   (Name of Holder)
                                   ---------------------------------------------
By:
   ---------------------------     ---------------------------------------------
Name:
     -------------------------     ---------------------------------------------
Title:                             Fax No.:
      ------------------------             -------------------------------------



------------------------------
   (Name of Holder)
                                   ---------------------------------------------
By:
   ---------------------------     ---------------------------------------------
Name:
     -------------------------     ---------------------------------------------
Title:                             Fax No.:
      ------------------------             -------------------------------------



------------------------------
   (Name of Holder)
                                   ---------------------------------------------
By:
   ---------------------------     ---------------------------------------------
Name:
     -------------------------     ---------------------------------------------
Title:                             Fax No.:
      ------------------------             -------------------------------------



------------------------------
   (Name of Holder)
                                   ---------------------------------------------
By:
   ---------------------------     ---------------------------------------------
Name:
     -------------------------     ---------------------------------------------
Title:                             Fax No.:
      ------------------------             -------------------------------------



------------------------------
   (Name of Holder)
                                   ---------------------------------------------
By:
   ---------------------------     ---------------------------------------------
Name:
     -------------------------     ---------------------------------------------
Title:                             Fax No.:
      ------------------------             -------------------------------------



------------------------------
   (Name of Holder)
                                   ---------------------------------------------

                                   ---------------------------------------------
By:
   ---------------------------     ---------------------------------------------
Name:                              Fax No.:
     -------------------------             -------------------------------------
Title:
      ------------------------